1AlTi Global Third Quarter 2025 Earnings | November 12, 2025

2AlTi Global Notes and Important Disclosures About AlTi Global AlTi Global is a leading independent global wealth manager providing entrepreneurs, multi-generational families, institutions, and emerging next-generation leaders with fiduciary advisor services underscored by a commitment to impact or values-aligned investing. The firm currently manages or advises on approximately $89 billion in combined assets and has an expansive network with more than 500 professionals across three continents. Forward-Looking Statements Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward- looking, including statements regarding future financial results, long-term value goals, restructuring and resegmentation expectations. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward- looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under “Risk Factors” included in AlTi’s Annual Report on Form 10-K filed March 17, 2025, and in the subsequent reports filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but AlTi Global, will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. This Presentation (together with oral statements made in connection herewith, the “Presentation”) is for informational purposes only to assist interested parties in evaluating AlTi Global, Inc. (along with its consolidated subsidiaries, “AlTi Global” or the "Company"). Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any registration statement that may be filed by AlTi Global. In July 2025, our international real estate business was placed under administration, qualifying it for presentation as discontinued operations. Accordingly, prior periods have been restated to reflect continuing operations in compliance with U.S. GAAP. Furthermore, consistent with this presentation, we have consolidated our financial reporting into a single operating segment. Due to rounding, numbers presented throughout this Presentation may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and AlTi Global’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while AlTi Global believes its internal research is reliable, such research has not been verified by any independent source and none of AlTi Global or any of its affiliates nor any of their respective control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information. Use of Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation (including, without limitation, Adjusted Net Income (Loss), Adjusted EBITDA and EBITDA) are not GAAP measures of AlTi Global’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included in the Appendix of this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures, and the reasons management considers it appropriate for supplemental analysis. AlTi Global believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries.

3AlTi Global at-a-glance U.S. vs. Non-U.S. Wealth Management AUM 68% vs. 32%$89B AUM/AUA 7 Acquisitions and integrations completed globally since 2023 Client retention rate since 2021 96% 19 Offices across the globe in major financial centers Global strategic partnerships provide growth capital, access and relationships Years operating history focused on UHNW 20+ Note: Information as of June 30, 2025, unless otherwise noted 1) Excludes Kontora advisors Committed to impact strategies $5B 10+ Years of average tenure for Wealth Management advisors1 96% Recurring revenues

Our vision and why it matters

OUR PURPOSE

Make Wealth Worth More.

By understanding the people, not just the portfolio, and thinking in decades, not quarters, we don't simply manage wealth.

We make wealth personal, powerful and permanent.

OUR BELIEF

Investment excellence is non-negotiable.

But when wealth is managed with the clarity of a client's purpose, it delivers better outcomes -

Financially, emotionally, generationally.

WHY THIS MATTERS

Where investment excellence meets client purpose is a commercially rooted and market driven positioning that delivers:

- Strong client retention
- High levels of wallet share
- Relationships that transcend generations

AlTi Global 4

5AlTi Global Over 25 years ago, we envisioned a new kind of UHNW platform. A platform with the resources and scale of a global private bank, but with the personal touch, independence, and flexibility clients sorely felt were missing. Private banks are structurally unable to offer independent advice, bespoke solutions, or integrated cross-border capabilities for UHNW clients. AlTi is purpose-built to serve the unique, evolving, and global needs of the UHNW sector. Why we created AlTi Incumbent Private Banks Global platform with extensive resources Integrated, multidisciplinary service offerings Culture of compliance Limited and inflexible services and reporting structure High fees, less pricing transparency Standardized solutions, less customization Advisor turnover; risk of clients leaving with advisors Conflicts of interest / misaligned incentives Historically the only providers equipped to support the ultra-high-net-worth segment of the wealth management market – with significant drawbacks

6AlTi Global A differentiated business purpose-built over 25+ years Foundation of our Platform Comprehensive capabilities Full suite of offerings to serve the comprehensive and evolving needs of our UHNW clients, including investment advisory, family office services, estate & wealth planning, trust & fiduciary, governance & education, and impact investing Track-record and relationships 25+ year track record with significant scale built over our history; relationships with 800+ UHNW families Global We have built a truly international business with operations in each key center of wealth globally, reflecting the global nature of our UHNW client base; development of our global footprint is unique and difficult to achieve Scalable Customization Investment platform Leading investment advisory practice driven by highly experienced and credentialed investment managers with ability to customize portfolios to meet unique client needs; differentiated expertise in alternatives and access to premier alternative asset managers Regulatory / compliance Our business is built upon a truly robust compliance, reporting, and controls framework across multiple jurisdictions, informed by the global nature of our operations and our experience adhering to public company standards Corporate infrastructure We have invested significant resources and time into building an industry-leading, centralized operational infrastructure and technology suite, enabling us to now scale rapidly; centralized operations for our international business in Lisbon built upon the success of our U.S. model M&A engine Dedicated M&A team, process and strategy for inorganic growth that prudently targets accretive acquisitions that add specific capabilities or expand our geographic reach; successfully completed and integrated 10+ acquisitions over the last decade

7AlTi Global Key investment highlights Differentiated focus on the UHNW segment – the most attractive and highest growth segment within wealth management Trusted and sought after, delivering exceptional wealth management solutions to the UHNW segment for 25+ years Unique global footprint with international presence and ability to serve cross-border families Holistic, integrated, investment-led capabilities for the UHNW ecosystem Strong pipeline of M&A opportunities and successful track record of integration Accelerating leadership through strong organic growth Robust financial profile with highly recurring revenue and ongoing initiatives for margin expansion Leadership team with deep industry expertise and decades of experience 2 3 4 6 5 7 1 8

AlTi serves the most attractive segment in wealth management

HNW / UHNW opportunity is estimated at $102T and is expected to grow at a ~7% CAGR to 2028[(1)(2)(3)]



$264T(2)(4)
Global Financial Wealth
$102T(1)(2)(3)
HNW and UHNW
Investible
Financial Wealth
AlTi
$82B(5)
0.08%

Illustrative revenue TAM opportunity

$102T	(x) 40 bps	= $41B
HNW and UHNW investible financial wealth [(1)(2)(3)]	*Illustrative blended average fee rate*	*Revenue opportunity*

Largest wealth transfer in history - ~$124T in the U.S. alone through 2048 – with over half coming from HNW/UHNW[(6)]

Massive and growing client base, with 426k+ UHNW individuals globally with net worth exceeding $30M[(7)]

Increasing need for external advisors, with ~80% of family offices working with one[(8)]

Increasing need for **services beyond core investment management** as a holistic wealth advisor

Growing demand for **impact and purpose** as UHNW clients look to leave a legacy

1) Source: Morgan Stanley and Oliver Wyman, "*Longevity Unlocked: Retiring in the Age of Aging*": investable personal financial wealth includes investable assets (deposits, equities, bonds, mutual funds and alternatives), excluding assets held in insurance policies, pensions and direct real estate or any other real assets
2) TAM assets for global financial wealth and for high-net-worth (HNW) and ultra-high-net-worth (UHNW) investible financial wealth reflect 2023 figures
3) Ultra-high-net-worth (UHNW) refers to individuals with a net worth of at least $50 million
4) Source: Allianz Global Wealth Map; figures in EUR converted to USD using exchange rate of 1.105 as of 12/31/2023; financial wealth includes financial assets for private households
5) Represents AlTi's Wealth Management AUA as of September 30, 2025
6) Source: Cerulli U.S. High-Net-Worth and Ultra-High-Net-Worth Markets 2024
7) Source: Altrata World Ultra Wealth Report 2024
8) Source: JPM 2024 Global Family Office report

AlTi Global 8

AlTi has expertise in alternatives and impact, key areas of interest for UHNW

Global Demand for Alternatives[1]

Alternative AUM/AUA Growth and Forecast (2017-2030P)
$Trillions



10% CAGR
$9
$17
$29
$30
2017
2023
2029P
2030P

Increasing demand for alternatives, an estimated **$30 trillion market** by the end of 2030, **aligns with our expertise**

71% of relationship managers say UHNW investors favor alts more than clients from other wealth bands[2]

With Impact Priority[2]

Relevance of ESG Factors



Request ESG scores
Do not request ESG scores
32%
68%
of HNWIs request ESG scores for their sustainable product investments
68%

Clients and investors understand and want to invest responsibly and with **intent, as they think about legacy**

45% of UHNW investors view ESG as **essential** in their wealth management decisions[3]

AlTi Global

1) Source: Preqin, *Global alternatives markets on course to exceed $30tn by 2030*
2) Source: Capgemini research institute, 2024 World Wealth Report
3) Source: Capgemini research institute, *Wealth managers can reignite investors' waning ESG enthusiasm*

9

The UHNW segment is fundamentally different than HNW

	Ultra-High-Net-Worth AITi TIEDEMANN GLOBAL	High-Net-Worth *Most PE-backed RIAs*
Target Client	• ~$100M-1B+ in assets[1]	• Generally $1-10M in assets
Client Type	• Billionaires, multi-generational families, family offices, entrepreneurs and founders, foundations and endowments	• Highly educated professionals, senior executives, retirees
Client Relationship	• With firm; often higher share of wallet concentrated at firm	• With advisors; higher risk of wallet dispersion
Client Needs	• Complex estate planning, intergenerational wealth transfer, philanthropy, succession	• Portfolio management, retirement planning, tax planning
Investment Style	• Long-term time horizon, demand access to alternatives, lower correlation to market	• More liquid-strategy oriented
Advisor Coverage Model	• Dedicated cross-border, multi-disciplinary team	• Single advisor or small team
Fee Structure	• % of AUM ratcheting down as assets get larger; select additional fees for value added services	• % of AUM flat fee, limited incremental revenue from value-added services
Geographic Capabilities	• Global, complex on and offshore investment and planning capabilities due to global nature of client base	• Domestic / no need for cross-border expertise

The UHNW segment is more attractive and requires specialized skills and capabilities to meet the complex needs of UHNW families and institutions

1) Average assets at AITi per client is $50M+ as of June 30, 2025

AITi Global 10

Profile of our client base

800+
UHNW/HNW individuals and families and other clients

$50M+
Average AUM / client

~10 year
Average client tenure

96%
Client retention rate since 2021

3000+
Client meetings in 2024[1]

Our UHNW clientele with distinct, bespoke needs

Minimum of ~$25M of investable assets

- Demand bespoke investment management, spanning alternatives, impact investing capabilities, and emerging opportunities
- Navigate complex cross-border financial and regulatory structures
- Safeguard wealth through holistic risk oversight and liability mitigation
- Build enduring family wealth through thoughtful succession planning
- Value exceptional, discreet, and proactive service at every touchpoint

We have a client base with diverse sources of wealth

Institutional client support

- UHNW families and individuals
- Single family office
- Foundations & endowments
- Institutional investors

1) Estimated number of client meetings based on client count; clients met with advisors an average of 4 times in 2024

AITi Global 11

12AlTi Global We deliver what matters most: simplicity & time Investment Advisory (Traditional, Alternatives & Impact) Trust & Fiduciary Governance & Education Estate & Wealth Planning Philanthropy & Purposeful Giving Family Office Services Client Needs Our Value Proposition       We bring together specialists across disciplines – from alternative investment experts to family offices, tax planning experts, and philanthropic advisors We simplify complexity through integrated offerings that bring together investment, planning, governance, impact investing, and family office services We serve as a single, trusted partner – reducing advisor sprawl and giving clients back valuable time UHNW clients face growing complexity across assets, family structures, and global exposure 1 Clients seek fewer advisor relationships and more seamless execution 2 Sophisticated needs require tailored solutions in investing, planning and beyond 3 International UHNW families are demanding the same breadth of service they see in the U.S. 4 Our international wealth management platform adopts this model globally – adapting seamlessly to local needs while offering a consistent, high-touch experience

AlTi is regarded as the premier UHNW independent financial provider globally

Firm awards won

BARRON'S
Barron's Advisor's Top 100 RIA Firms for 2025
Ranked Top 5 for firms with the largest median client size (2025)

Wealth Management Industry Awards
Best Family Office Thought Leadership (2025)

With Intelligence Private Asset Management Awards
Best Multi-Family Office Over $25 Billion (2024)(2025)
Best Outsourced CIO (2025)

With Intelligence HFM European Performance Awards
Best Event-driven Merger Arbitrage Strategy (2024)

Family Wealth Report Awards
Best OCIO (2025)
Best Multi-Family Office $15 Billion AuM/AuA+ (2024)
Best Portfolio Management (Miami) (2024)

MoneyAge Wealth and Asset Management Awards
Family Office of the Year (2024)

WealthBriefingAsia EAM Awards
Best Philanthropy Offering (2024)

D Magazine
Top Wealth Manager (2024)

Individual awards and recognitions



Spear's
Power List (2024)
Michael Tiedemann



Investment Week
Investment Woman of the Year (Nominated) (2025)
Investment Woman of the Year (2024)
Nancy Curtin



Private Asset Management
50 Most Influential (2023) (2024) (2025)
Robert Weeber



Wealth Solutions Report
Top 10 WM CMOs (2024)
Claire Verdirame



WealthBriefingAsia EAM
Women in Wealth Management (2025)
Anthonia Hui



Citywire Italia
Top 50 (2024)
Giorgia Sanchini



Citywire Portugal
40 Under 40 (2024)
Joao Pisco



Washingtonian Magazine
Washington, DC's Best Financial Advisers (2025)
Steve Aucamp

Spear's Wealth Management Indices
Best Wealth Managers for Ultra-High-Net-Worth Clients (2025)
Nancy Curtin, Robert Weeber, Charlie Hamilton, Tomas Gorgulho, Jakob Meidal







AlTi Global 13

Our business has evolved over time to focus on our core UHNW wealth management offerings



WEALTH MANAGEMENT ACQUISITIONS
2017: Threshold Group (~$3B AUM)
Jan-22: Holbein (~$1B AUM)
2023: Albacore (~$0.9B AUM)[1]
May-23: AI Wealth (~$1B AUM)
Apr-24: East End Advisors (~$6B AUM)
May-24: Pointwise (~$0.7B AUM)[2]
Jul-24: Envoi (~$3B AUM)
Apr-25: Kontora (~$15B AUM)
Jun-23: Deconsolidation of AHRA / Home REIT
Feb-24: Broker-dealer wind-down
Mar-24: Disposal of LRA
Mar-24: Disposal of LXi REIT
May -24: Disposal of FOS
Current:
• UK real estate wind-down
ASSET MANAGEMENT DIVESTITURES / WIND-DOWNS

AlTi Global

1) Acquired 30% stake in 2019 and remaining stake in 2023
2) Acquired 50% stake in 2020 and remaining stake in 2024

14

Unique global footprint in which each location is intentional

Global Footprint

9 Countries 19 Cities



Seattle
Portland
San Francisco
Minneapolis
Dallas
New York
Wilmington
Washington, D.C.
Palm Beach
Miami
Lisbon
London
Paris
Hamburg
Zurich
Lugano
Milan
Hong Kong
Singapore

Our global footprint reflects the global nature of our client base

Notable Capabilities by Location

- **New York:** Global Headquarters; major U.S center of wealth
- **Palm Beach / Dallas:** Established wealth; regional hubs
- **San Francisco / Seattle:** Center of wealth from tech sector; significant impact-related activities
- **Miami:** Gateway to the Latin America market
- **London:** Global cross-border hub and significant center of wealth for EMEA
- **Lisbon:** Centralized operations for international wealth management business
- **Hamburg:** Foothold into the difficult-to-penetrate German market
- **Zurich:** European wealth hub with access to Middle East
- **Milan / Lugano:** Significant center of European industrial wealth
- **Singapore:** Significant center for Asian family office wealth
- **Hong Kong:** Significant hub for wealth in East Asia, particularly from Chinese mainland

AlTi Global 15

Track record of M&A and successful integration

	Acquisition	Capabilities	Year acquired	AUM at acquisition ($B)	Acquisition commentary / additional capabilities for AITi
U.S. Acquisitions	East End Advisors	OCIO	2024	~$6	Provides credible OCIO capability for large families and foundations. New business sourcing has been very promising over a short period
	Envoi	Wealth & capital	2024	~$3	Provides presence to Midwest region with holistic team. Full integration with 100% client and employee retention
	threshold GROUP	Impact	2017	~$3	Provides deep impact investing capabilities and maintains an experienced Family Office Services team. Fully integrated in 2017-2018 with steady business development wins, particularly with impact investing mandates where we have >$5B
International Acquisitions	KONTORA	Local market expertise	2025	~$15	Anchor for German onshore UHNW strategy
	POINTWISE PARTNERS	Deep roots in the Nordics	2024[1]	~$0.7	Maintained solid financial performance post-integration, delivering one of the highest RoAs within IWM
	Al Wealth	Philanthropic hub	2023	~$1	Fully embedded in the IWM model with a discretionary-led book (~94%)
	ALBACORE	Expertise in European capital structures	2023[2]	~$0.9	Remains strategically important for its Swiss and Italian cross-border capabilities and strong client retention
	HOLBEIN	Family office	2022	~$1	Remains a high-quality, advisory-led franchise within the London hub, managing ~$750M+ in billable assets

1) Acquired 50% stake in 2020 and remaining stake in 2024
2) Acquired 30% stake in 2019 and remaining stake in 2023

AITi Global 16

17AlTi Global Strategic investments provide capital, access and relationships Global financial services provider across the insurance and asset management sectors, providing financial security and certainty to its customers for 130+ years. CWC provides flexible, long-term capital solutions and strategic advisory support to scaled wealth management platforms, leveraging its deep industry experience and relationships. AlTi received a strategic investment of up to $450M from Allianz X and CWC Fund M&A pipeline for compelling inorganic growth opportunities1 benefits from the strategic investment Accelerate international growth and expand global footprint2 Execute upon organic growth and efficiency initiatives3 Strategic partnerships with deeply experienced partners4

18AlTi Global Allianz partnership extends beyond growth capital AlTi and Allianz Global Investors established a private markets investment program for UHNW wealth segment To provide unprecedented access to leading third-party managers with low minimum ticket sizes and expanded investment opportunities across strategies including secondaries & co-investments. Market Focus on $1.5 trillion global private credit market, initially focused on private debt Experience Tapping Allianz’ established, 25-year track record in private markets Scale Allianz represents one of the largest global private debt investors Growth Opportunity to reach massive, complementary Allianz client base and expand program into additional private markets asset classes Key Attributes A majority-owned joint venture to pioneer UHNW wealth access to private credit

19AlTi Global 35 43 48 2023 2024 3Q25 51 60 82 2023 2024 3Q25 AlTi – the premier global advisor to the UHNW ecosystem AUA by Geography(1)(2) Note: Information as of September 30, 2025, unless otherwise noted 1) AUM is categorized as based on U.S. and international wealth management businesses 2) Wealth Management assets AUA ($B)(2) AUM ($B)(2) International 32% U.S. 68%

20AlTi Global How we generate revenue AlTi’s topline performance is driven by recurring fee streams Recurring revenue Non-recurring revenue Management / advisory fees • Investment management, advisory, trustee, and administration fees • Management fees in Distributions from investments (3) • Calculated primarily as a percentage of AUM/AUA Other revenue • Incentive fees in Distributions from investments (1) • Incentive / performance fees (2) • Other fees / income 1) Includes incentive fees distributed from AlTi’s economic interest in the External Strategic Managers; primarily recognized Q1 of the following year 2) Includes primarily incentive fees from funds managed by AlTi’s Arbitrage platform; primarily recognized in Q4 of a given year 3) Includes management fees distributed from AlTi’s economic interest in the External Strategic Managers Stable fee rates, long-duration clients and largely fee-on-assets revenue base underpin the recurring revenue model Highly recurring revenue nature

21AlTi Global Growth focused on stable, recurring revenue wealth management business Topline growth fueled by organic growth initiatives including, increased collaboration across offices, tailored approach to key segments, refined pricing models and private markets JV with Allianz Strong pipeline of strategic and accretive M&A opportunities globally Initiatives underway to reduce the cost basis using a zero-based budgeting (ZBB) approach In process of transforming the technology platform to enhance efficiency, productivity and scalability Focused on achieving economies of scale by leveraging global platform, including Lisbon “Center of Excellence” Financial flexibility to capitalize on future growth opportunities 01. Topline Growth 02. Margin Expansion 03. Balance Sheet Strength Expected financial drivers Well-defined path with a clear trajectory for long term growth

22AlTi Global Business Leads Broad, global industry experience Leadership Michael Tiedemann Chief Executive Officer Kevin Moran President / Chief Operating Officer Michael Harrington Chief Financial Officer Colleen Graham Chief Legal, Compliance and Risk Officer Claire Verdirame Chief Marketing Officer Executive Team US Europe Nancy Curtin CIO – Global WM Brooke Connell President – US WM Craig Smith Chair – Global WM Robert Weeber President – International WM Office Colin Peters Chief Human Resources Officer Phillip Dundas Chief Technology Officer

Governance

Independent Board Directors



Timothy Keaney
Bank of New York
Board Chair



Norma Corio
American Express
Global Business Travel



Mark Furlong
BMO Harris Bank



Tracey Brophy Warson
Citi Private Bank



Nazim Cetin [(1)]
Allianz X



Andreas Wimmer [(1)]
Allianz SE

Dependent Board Directors



Michael Tiedemann
Chief Executive Officer



Ali Bouzarif
IIWaddi representative

Board Observer



Karl Heckenberg
CWC

Board Committees

Audit, Finance and Risk

Environmental, Social, Governance and Nominating

Human Capital and Compensation

Transaction

Trusted fiduciaries with strong individual track records

1) Denotes Allianz Board Representatives

AlTi Global

23

24AlTi Global Third Quarter 2025 Highlights

25AlTi Global •Revenue Growth: Consolidated revenues of $57 million, an increase of 10% year-over-year and 9% sequentially, reflecting continued momentum in our core wealth management business. •Management Fee Strength: Management fees totaled $52 million, up 7% versus prior year, and 15% compared to Q1 2025, with 96% of total revenues recurring, underscoring the resilience and predictability of our model. •AUM Expansion: Assets under management reached $49 billion, up 6% year-over-year and 4% sequentially, driven by strong portfolio performance and meaningful net new assets. •Strategic Simplification: Commenced the orderly wind down of the international real estate business and transitioned to a single reporting segment, reinforcing focus on global wealth management and enhancing transparency. •Organic Growth Momentum: Added $600 million in projected billable international assets during Q3 and over $1.2 billion year-to-date, alongside nearly $1.1 billion in projected billable assets in the U.S. year-to-date, driven by sustained, robust client demand. •Non-Recurring, Non-Cash Charges: GAAP results reflect significant non-cash, non-recurring charges, totaling approximately $100M, tied to the real estate orderly wind- down, an impairment in the Arbitrage fund, and a valuation allowance against our deferred tax asset; these actions have no impact on liquidity and position the company for clarity and strength going forward. •Operational Discipline: Zero-Based Budgeting initiatives delivering tangible savings across key expense categories, reinforcing cost discipline and positioning the company for sustained margin expansion. Financial and Operating Highlights Note: The recast financial results for the first and second quarters of 2025 contained in this presentation are preliminary. Such results have not been reviewed by our independent registered public accounting firm and, accordingly, remain subject to change.

Third Quarter 2025

Select Financial and Operating Metrics

- **Revenue** of $57M, up 10% compared to $52M in Q3 2024 driven primarily by strong AUM growth primarily associated with strong market performance and the acquisitions of Kontora. 96% of revenues were from recurring fees.
- **Total Operating Expenses** of $86M compared to $61M in Q3 2024. The increase was largely driven by non-recurring, non-cash charges including a $4M client redress provision, and a $16M receivables write-off related to receivables due from our disposed international real estate business, that were formerly intercompany balances. The YoY increase also reflects the consolidation of Kontora. Excluding the one-time items, normalized operating expenses were $51M, versus $43M in Q3 2024. Normalized compensation expenses totaled $32M, compared to $28M, primarily reflecting the inclusion of Kontora and the bonus provision associated with the Arbitrage incentive fee recorded this quarter. Normalized non compensation expenses were $19M, compared to $15M in the prior year period, driven by Kontora's consolidation and higher professional fees and G&A expenses.

  Sequentially, normalized compensation expenses rose by $3M, primarily driven by the bonus provision. In sharp contrast, non- compensation expenses decreased approximately $0.6M from the prior quarter, even after absorbing an additional month of Kontora, which contributed nearly $0.5M in costs. Excluding Kontora, the QoQ reduction exceeds $1M, underscoring the tangible impact of our ZBB initiative. This disciplined approach is delivering measurable savings across multiple categories including, technology, professional fees, marketing, and T&E.
- **Other loss** of $28M, primarily driven by $35M non-cash impairment in the Arbitrage fund, partly offset by gains from fair value adjustments on certain investments.
- **Adjusted EBITDA** of $6M, with substantially all the adjustments being non-cash.
- GAAP Net Income loss was $107M primarily reflecting the orderly wind down of the international real estate business, the impairment in the arbitrage fund, and the valuation allowance against our deferred tax asset.
- **Adjusted Net Income Loss** was $1M.
- **AUM** of $49B increased 6% YoY primarily associated with strong market performance and the acquisition of Kontora

($ in Millions)	3Q'25	3Q'24	% change vs. 3Q'24
Revenue	**$57.2**	**$51.8**	**10 %**
Mgmt./Advisory Fees	51.7	48.1	7 %
Incentive Fees	2.4	0.1	NA
Distributions from Investments [(1)]	3.1	3.6	(14)%
Other Income/Fees	0.0	0.1	(100)%
Total Operating Expenses	**$85.7**	**$61.3**	**40 %**
Operating Income (Loss)	(28.5)	(9.5)	NA
Other Income (Loss)	**(28.4)**	**(67.4)**	**58 %**
Net income (loss) from continuing operations	(87.0)	(67.4)	NA
Net income (loss) from discontinued operations	(19.9)	(47.9)	NA
GAAP Net Income (Loss)	**$(107.0)**	**$(115.3)**	**7 %**
Adjusted Net Income (Loss)	**$1.0**	**$(0.1)**	**NA**
Adjusted EBITDA	**$6.2**	**$11.8**	**(47)%**
Adjusted EBITDA Margin	11 %	23 %	
AUA ($B)	**$89.2**	**$68.3**	**31 %**
AUM ($B)	**$49.3**	**$46.7**	**6 %**

1) Includes $2.5M and $2.0M in management fees from External Strategic Managers in Q3 2025 and Q3 2024, respectively

The normalized figures for the second quarter of 2025 contained in this presentation are based on preliminary recast financial results for that period. Such results have not been reviewed by our independent public accounting firm and, accordingly, remain subject to change.

Note: Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided.

AITi Global 26

27AlTi Global Wealth Management Operating Metrics – AUM/AUA See definitions in the Appendix. Note: Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided. ($ in Billions) 3Q’25 2Q’25 1Q’25 4Q’24 3Q’24 % change vs. 3Q'24 % change vs. 2Q'25 Beginning Balance: $ 45.9 $ 42.9 $ 43.1 $ 44.7 $ 40.4 Net client change 0.4 0.2 (0.2) (1.5) — Cash Flow, net (0.3) (0.6) 0.1 (0.1) (0.3) Market Performance, net 1.7 2.1 (0.1) (0.1) 1.6 Acquisitions (dispositions) — 1.4 — — 3.0 AUM at Period End $ 47.7 $ 45.9 $ 42.9 $ 43.1 $ 44.7 6.7% 3.9% Average AUM $ 46.8 $ 44.4 $ 43.0 $ 43.9 $ 42.5 10.1% 5.4% Assets Under Management (AUM) ($ in Billions) 3Q’25 2Q’25 1Q’25 4Q’24 3Q’24 % change vs. 3Q'24 % change vs. 2Q'25 Beginning Balance: $80.8 $60.6 $60.5 $61.0 $55.9 Acquisitions — 15.7 — — — Change 1.4 4.5 0.1 (0.5) 5.1 AUA at Period End $82.2 $80.8 $60.6 $60.5 $61.0 34.8% 1.7 % Average AUA $81.5 $70.7 $60.5 $60.7 $58.5 39.3% 15.3 % Assets Under Advisement (AUA)

28AlTi Global Alternatives Platform Operating Metrics – AUM/AUA See definitions in the Appendix. 1) The fair value of this investment is reported on a one-month lag. ($ in Millions) June 30, 2025 Gross Appreciation Subscriptions Redemptions Distributions September 30, 2025 Average AUM/AUA Event-Driven $1,816 $37 $56 $(230) $(5) $1,674 $1,745 External Strategic Managers: Real Estate Bridge Lending (1) 1,971 (18) 0 0 (9) 1,944 1,958 European Long Short Equities 2,068 160 58 (4) (17) 2,265 2,167 Asian Credit and Special Situations 1,126 38 0 (8) (9) 1,147 1,137 External Strategic Managers 5,165 180 58 (12) (35) 5,356 5,262 Total AUM/AUA $6,981 $217 $114 $(242) $(40) $7,030 $7,007 ($ in Millions) June 30, 2024 Gross Appreciation Subscriptions Redemptions Distributions September 30, 2024 Average AUM/AUA Event-Driven $2,108 $31 $53 $(160) $(5) $2,027 $2,068 External Strategic Managers: Real Estate Bridge Lending (1) 2,081 4 0 0 10 2,095 2,088 European Long Short Equities 1,732 54 85 (91) (7) 1,773 1,753 Asian Credit and Special Situations 1,426 48 1 (91) (9) 1,375 1,401 External Strategic Managers 5,239 106 86 (182) (6) 5,243 5,242 Total AUM/AUA $7,347 $137 $139 $(342) $(11) $7,270 $7,310

29AlTi Global 2 Alternatives Platform Operating Metrics Alternatives Platform Fund Performance(1) 1) Past performance does not guarantee or indicate future results. The historical net performance presented above are unaudited. Please refer to Appendix for additional information 2) This investment is reported with a one- month lag.. ($ in Millions) 3Q’25 2Q’25 1Q’25 4Q’24 3Q’24 Event-Driven 1.62% 3.75% 1.95% (0.35)% 0.60 % External Strategic Managers: Real Estate Bridge Lending (0.41)% (0.86)% 0.11% 0.45% (0.09)% European Long Short Equities 6.40% 4.66% (0.75)% 2.72% 1.78 % Asian Credit and Special Situations 3.25% 0.18% 2.61% 2.04% 2.53% (2)

30AlTi Global Consolidated Balance Sheet Note: Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided. ($ in Thousands, except share data) As of September 30, 2025 As of December 31, 2024 Unaudited Unaudited Assets Cash and cash equivalents $35,847 $64,417 Fees receivable, net (includes $1,809 and $888 of related party receivables, respectively) 37,737 30,220 Investments at fair value 152,254 148,674 Equity method investments 135 20,403 Intangible assets, net of accumulated amortization 440,085 469,563 Goodwill 385,721 377,842 Operating lease right-of-use assets 48,507 49,083 Deferred tax asset, net — 19,769 Other assets, net 54,138 50,388 Assets of discontinued operations — 25,474 Total assets $1,154,424 $1,255,833 Liabilities Accounts payable and accrued expenses $45,500 $25,388 Accrued compensation and profit sharing 43,851 59,921 Accrued member distributions payable 3,260 3,355 Earn-out liabilities, at fair value 50,745 64,639 TRA liability (includes $10,767 and $9,378 at fair value, respectively) 32,484 28,765 Preferred stock tranche liability, at fair value 1,650 3,940 Earn-in consideration payable — 932 Operating lease liabilities 63,722 60,985 Debt, net of unamortized deferred financing cost 586 — Deferred tax liability, net 16,321 10,977 Other liabilities, net 12,471 11,839 Liabilities of discontinued operations — 14,897 Total liabilities $270,590 $285,638 Mezzanine Equity Series A Redeemable Cumulative Convertible Preferred stock 166,924 142,858 Series C Redeemable Cumulative Convertible Preferred stock 172,793 160,808 Shareholders’ Equity Common stock, Class A 10 9 Additional paid-in capital 667,708 652,857 Retained earnings (accumulated deficit) (404,903) (296,561) Accumulated other comprehensive income (loss) 4,654 (1,569) Total AlTi Global, Inc. shareholders’ equity 607,186 658,402 Non-controlling interest in subsidiaries 276,648 311,793 Total shareholders’ equity 883,834 970,195 Total liabilities, mezzanine equity, and shareholders’ equity $1,154,424 $1,255,833

31AlTi Global Consolidated Income Statement Note: Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided. ($ in Thousands, except share data) 3Q’25 3Q’24 Revenue Unaudited Unaudited Management/advisory fees $51,680 $48,101 Incentive fees 2,435 88 Distributions from investments 3,081 3,562 Other income/fees 42 58 Total income 57,238 51,809 Operating Expenses Compensation and employee benefits 41,450 38,142 Systems, technology and telephone 4,302 4,578 Sales, distribution and marketing 917 691 Occupancy costs 3,909 3,661 Professional fees 11,363 6,731 Travel and entertainment 897 1,022 Depreciation and amortization 4,714 4,588 General, administrative and other 18,183 1,909 Total operating expenses 85,735 61,322 Total operating income (loss) (28,497) (9,513) Other Income (Expenses) Impairment loss on goodwill and intangible assets (35,000) (74,267) Gain (loss) on investments 3,737 5,594 Gain (loss) on TRA (945) (2,536) Gain (loss) on preferred stock tranche liability 500 1,140 Gain (loss) on earnout liabilities 4,741 4,413 Interest expense (126) (5,188) Interest income 316 2,638 Other income (expense) (1,649) 831 Income (loss) before taxes from continuing operations (56,923) (76,888) Income tax (expense) benefit from continuing operations (30,086) 9,484 Net income (loss) from continuing operations (87,009) (67,404) Net income (loss) from discontinued operations, net of income tax (19,945) (47,905) Net income (loss) (106,954) (115,309) Net (loss) income attributed to non-controlling interests in subsidiaries from continuing operations (22,819) (42,767) Net income (loss) attributable to AlTi Global, Inc. $(84,135) $(72,542) Net Income (Loss) Per Share Basic: Continuing operations $(0.69) $(0.13) Discontinued operations $(0.20) $(0.55) Diluted: Continuing operations $(0.69) $(0.13) Discontinued operations $(0.20) $(0.55) Weighted Average Shares of Class A Common Stock Outstanding Basic $102,091,550 $86,399,551 Diluted $102,091,550 $86,399,551

32AlTi Global f) Add-back of cost to implement organization change to derive cost synergy, including consulting fees, severance charges, technology implementation costs, and bad debt expense related to strategic portfolio realignment. g) Add-back of impairment of carried interest/equity method investments and intangible assets. h) Add-back of impairment of goodwill. i) Add-back of the amortization of the step-up in equity method investments. j) Add-back of the change in fair value of Preferred stock tranche liability. Note: Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided. Non-GAAP Reconciliation a) Add-back of non-cash expense related to awards of Class A Common stock (approved post-Business Combination). b) Add-back of transaction expenses related to the Business Combination, subsequent acquisitions or divestitures, and issuance of preferred and common stock, including compensation arrangements, legal fees, accounting advisory fees, litigation settlements, and M&A-related audit fees, among others. c) Add-back of the change in unrealized gains/losses related primarily to the TRA liability. d) Add-back of the change in unrealized gains/losses related to Investments held at fair value. e) Add-back to the change in fair value of the earn-out liabilities. ($ in Thousands) 3Q’25 3Q’24 Net income before taxes $ (56,923) $ (76,888) Stock based compensation (a) 7,114 7,537 Transaction expenses (b) 4,688 6,446 Change in fair value of (gains)/losses on TRA (c) 945 2,536 Changes in fair value of (gains)/losses on investments and non-recurring realized gain/losses on sales (d) (4,224) (6,388) Change in fair value of earnout liabilities (e) (4,741) (4,377) Organization streamlining cost (f) 19,977 54 Impairment (non-cash) (g) 35,000 44,920 Impairment goodwill (h) — 29,367 (Gains)/Losses on EMI/Carried Interest (non-cash) (i) — (50) Change in fair value of Preferred stock tranche liability (j) (500) (1,140) Adjusted income (loss) before taxes 1,336 2,017 Adjusted income tax (expense) benefit (306) (2,149) Adjusted Net Income 1,030 (132) Interest expense 126 5,188 Income tax expense 30,086 (9,484) Net income tax adjustments (29,780) 11,633 Depreciation and amortization 4,714 4,588 Adjusted EBITDA $ 6,176 $ 11,793 For the Quarterly Period Ended

33AlTi Global Appendix

34AlTi Global Glossary Assets Under Management and Assets Under Advisement. Unless otherwise defined and subject to applicable regulations, assets under management (“AUM”) refers to assets on which a business provides continuous and regular billable supervisory or discretionary management services and non-discretionary arrangements constituting investment advice of an on-going nature. Assets under advisement (“AUA”) refers to assets that are managed or custodied, as well as non-discretionary assets that are not managed but are overseen in a consulting or similar capacity. For financial presentation purposes, total assets under management and assets under advisement (“AUM/AUA”) of AlTi is calculated as follows: (a) AUM/AUA includes billable and non-billable assets. Billable assets represent the portion of assets on which we charge fees, including under co-investment arrangements. Non- billable assets are exempt of fees and can include cash and cash equivalents, real estate, investment consulting assets and other types of assets designated as such; (b) for the purpose of calculating International Real Estate co-investment assets, we include the gross asset value of all assets managed or supervised by operating partner subsidiaries, affiliates and joint ventures in which we hold either a majority or minority stake; and (c) our AUM/AUA includes the assets under management of each of our External Strategic Managers. AlTi’s AUM/AUA should not be viewed as AUM reporting for regulatory and/or statutory purposes under the U.S. Investment Advisers Act of 1940, as amended. Adjusted EBITDA. We use Adjusted EBITDA as a non-US GAAP measure to track our performance and assess our ability to service our borrowings. This is a non-US GAAP financial measure supplement and should be considered in addition to and not in lieu of, the results of operations, prepared in accordance with US GAAP. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of net income (loss). Adjusted EBITDA represents adjusted net income plus (a) interest expense, net, (b) income tax expense, (c) adjusted income tax expense less income tax expense, and (d) depreciation and amortization expense. Adjusted Net Income. We use Adjusted Net Income as a non-US GAAP measure to track our performance and assess our ability to service our borrowings. This is a non-US GAAP financial measure supplement and should be considered in addition to and not in lieu of, the results of operations, prepared in accordance with U.S. GAAP. Adjusted Net Income represents net income (loss) before taxes plus (a) equity-settled share-based payments, (b) transaction-related costs, including professional fees, (c) impairment of equity method investments, (d) change in fair value of investment or other financial instruments, (e) onetime bonuses recorded in the statement of operations, (f) compensation expense related to the earn-in of certain variable interest entities, and (g) adjusted income tax expense. Billable Assets. Represents the portion of our AUM/AUA on which we charge fees. External Strategic Managers. are those managers in which the we have made an external investment, and the strategies of these managers include Real Estate Bridge Lending, European Long/Short Equity and Asian Credit and Special Situations. Impact Investing. Investment practices seeking to generate various levels of financial performance together with the generation of positive measurable environmental and social impacts. MFO. Multi-family office Mgmt./Advisory Fees. Mgmt./Advisory fees represent fees recurring in nature, primarily management fees. OCIO. Outsourced Chief Investment Officer Recurring revenues. Management/Advisory fees plus the management fee portion of distribution from investments. UHNW. Ultra High Net Worth individuals are people with a net worth of at least $30 million.

35AlTi Global Footnotes Past performance does not guarantee or indicate future results. The historical net performance presented are unaudited. A description of the strategies is provided below: Event-driven: The Event-driven strategy is based in New York. This strategy focuses on 0-to-30-day events within the merger process. The investment team employs deep research on each situation in the portfolio with a focus on complex, hostile, up-for-sale situations where our primary research work can drive uncorrelated alpha. The research and investment process is focused on hard catalyst events and is not dependent on deal flow. Real Estate Bridge Lending : The Real Estate Bridge Lending strategy is managed by an external manager based in Toronto and focuses on complex construction, term, and pre-development bridge loans throughout North America. The strategy’s diversified portfolio primarily consists of first lien mortgages with little to no structural leverage. The team places an emphasis on risk management via rigorous underwriting consisting of borrower analysis, vetting, and extensive monitoring across all major real estate asset classes. European Long Short Equities: The European Long Short Equities strategy is managed by an external manager based in London. The strategy trades the portfolio actively and absolute return-oriented with a focus on financials, cyclicals, and mining and minerals. The strategy is market agnostic and runs with a variable net exposure, equally comfortable net long or net short. Asia Credit and Special Situations: The Asia Credit and Special Situations strategy is managed by an external manager based in Hong Kong. The strategy includes performing, stressed, and distressed bonds and loans throughout the Asia Pacific region. The manager strives to capitalize on what it believes is an under-researched and inefficient market with limited competition and attractive levels of stressed and distressed activity.

36AlTi Global Investment • Up to $300M ($250M funded July 31, 2024 and $19M funded May 13, 2025). Option to invest an additional $31M in the future) • $150M ($115M funded in April 2024 and $35M funded in May 2024) Common stock • $110M at close through a new issue of 19.3 million shares of common stock (Class A) at a price of $5.69 • Ownership cap to prevent Allianz ownership of voting securities from exceeding 24.9% of total common stock • N/A Preferred instrument • $140M at close via new convertible preferred stock (Series A) • Additional $50M ($19M of which was funded May 13, 2025) also via new convertible preferred stock (Series A) • $150M via new convertible preferred stock (Series C) Dividend rate • 9.75% PIK, paid 50% in common stock and 50% in new Series A preferred stock • Dividend rate reduces if AlTi stock price >$12.50 • 9.75% PIK, paid in new Series C preferred stock • Dividend rate reduces if AlTi stock price >$12.50 • AlTi can elect to settle all or a portion of PIK dividends in cash Conversion Right • Holder has conversion right after 2 years into AlTi common stock at a conversion price of $8.70 • Mandatory conversion after 3 years if daily VWAP is equal or greater than $15.23 • Holder has conversion right after 5 years into AlTi common stock at a conversion price of $8.70 • AlTi can elect to settle any conversion in cash rather than common stock Redemption rights • AlTi and Holder have redemption rights after 30 years • Investor has a redemption right after 5 years • AlTi has a redemption right after 3 years • AlTi can elect to settle part of the redemption value in AlTi common stock Warrants • Warrants over 5 million shares of Class A common stock • Strike price of $7.40 • Warrants over 2 million shares of Class A common stock • Strike price of $7.40 Strategic Partnerships

37AlTi Global Thank You